GUARANTY OF NON-RECOURSE EXCEPTIONS
This GUARANTY OF NON-RECOURSE EXCEPTIONS (as the same may be amended or otherwise modified from time to time, this “Agreement”) is made as of December 6, 2024, by CREATIVE MEDIA & COMMUNITY TRUST CORPORATION, a Maryland corporation, having an office at 17950 Preston Road, Dallas, Texas 75252 (“Guarantor”), to and for the benefit of DEUTSCHE BANK AG, NEW YORK BRANCH, having an address at 1 Columbus Circle, 15th Floor, New York, New York 10019, in its capacity as administrative agent (together with its successors and/or assigns, “Agent”), for itself and on behalf of any other Lenders (as such term is defined in the Loan Agreement).
RECITALS:
WHEREAS, in accordance with the terms of that certain Loan Agreement, dated as of the date hereof (as the same may be amended, modified and supplemented from time to time, collectively, the “Loan Agreement”), among CIM/J STREET HOTEL SACRAMENTO OWNER, LLC, CIM/J STREET HOTEL SACRAMENTO ML, LLC, and CIM/J STREET GARAGE SACRAMENTO OWNER, LLC, each a Delaware limited liability company (collectively, “Borrower”), Lenders and Agent, Lenders are making a loan to Borrower in the aggregate principal amount of up to NINETY TWO MILLION TWO HUNDRED THOUSAND AND 00/100 DOLLARS ($92,200,000.00) (the “Loan”), which Loan is evidenced by, among other things, the Note and is secured by, among other things, the Mortgage, encumbering certain real property more particularly described therein;
WHEREAS, Guarantor is the owner of direct or indirect interests in Borrower, and Guarantor will derive substantial benefit from Lenders’ making of the Loan to Borrower;
WHEREAS, as a condition to making the Loan, Lenders have required Guarantor to deliver this Agreement to Agent for the ratable benefit of Lenders; and
WHEREAS, the foregoing recitals are intended to form an integral part of this Agreement.
NOW, THEREFORE, in consideration of the foregoing premises and the making of the Loan by the Lenders, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

Section 1DEFINITIONS. Capitalized terms used herein and not defined herein shall have the meaning provided in the Loan Agreement.
Section 2RECOURSE LIABILITIES.
(a)Guarantor does hereby unconditionally, absolutely and irrevocably guarantee to Agent (for the benefit of the Lenders), as a primary obligor and not merely as a surety, the payment of any actual loss, damage, cost, expense, liability or claim or other obligation incurred by Agent and/or any Lender (including reasonable attorneys’ fees and costs of enforcement or collection actually incurred by Agent) arising out of or in connection with the

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following (all such liability and obligation for any or all of the following being referred to herein as “Designated Recourse Liabilities”):
(1)any fraud by Borrower, Guarantor or any Affiliate of Borrower or Guarantor, or any of their respective partners, shareholders, members, officers or directors, in connection with the Loan;
(2)any material misrepresentation in any of the Loan Documents (i) by Guarantor or any of their respective authorized representatives, or (ii) by Borrower, any Affiliate of Borrower or any of their respective authorized representatives;
(3)the removal, or disposal, by Borrower or any Affiliate of Borrower of any material personal property in which Lenders have a Lien in violation of the terms of the Loan Documents unless replaced with personal property of substantially equivalent value and utility;
(4)any intentional material physical waste of any portion of the Property committed by Borrower, Guarantor or any Affiliate of Borrower or Guarantor, except to the extent caused by the insufficiency of cash flow generated by the Property and made available to Borrower;
(5)the failure by Borrower to pay and/or release, as applicable, any (i) claims of persons supplying labor or materials to the Property or (ii) unpaid taxes (including Hotel Taxes), assessments and governmental charges levied upon, assessed or charged against the Property, in each case, in violation of the Loan Agreement, except that there shall be no such liability if (x) the net income generated from the Property that is made available to Borrower is not sufficient to pay such amounts, or (y) Borrower did not have the legal right because of a bankruptcy, receivership or similar proceeding to direct disbursement of funds to pay such claims, taxes, assessments and/or governmental charges;
(6)any Transfer in violation of the Loan Documents other than (x) a Transfer that is covered by Section 2(b)(2) below, and/or (y) Immaterial Transfers;
(7)failure of Borrower to obtain and maintain insurance coverages required under the Loan Documents, except that there shall be no such liability if (x) (i) net income generated from the Property that is made available to Borrower is not sufficient to pay the premiums therefor, or (ii) Borrower did not have the legal right because of a bankruptcy, receivership or similar proceeding to pay such premiums, and (y) Borrower provides prior written notice to Agent not less than ten (10) Business Days prior to the date that payment of insurance premiums is due;
(8)the intentional misappropriation, intentional misapplication or intentional conversion by Borrower of (A) any insurance proceeds paid by reason of any loss, damage or destruction to the Property, or (B) any condemnation awards received in connection with the Taking of all or a portion of the Property, in the case of (A) or (B), in a manner not permitted by the Loan Documents, except in each case, to the extent that Borrower did not have the legal right because of a bankruptcy, receivership or similar proceeding to direct disbursement of such proceeds or awards;
(9)the intentional misappropriation, intentional misapplication or intentional conversion by Borrower of any funds in violation of the Loan Documents (including intentional misappropriation, intentional misapplication or intentional conversion of security deposits and all revenues received by or on behalf of Borrower

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from the operation or ownership of the Property), less that portion of such revenues which is (x) actually used by Borrower to operate the Property in the ordinary course of business and (y) such use is approved in writing by Agent (such approval not to be unreasonably withheld); provided, however, there shall be no liability under this Section 2(a)(9) to the extent that Borrower did not have the legal right because of a bankruptcy, receivership or similar proceeding to direct disbursement of such funds;
(10)a breach of any of the covenants set forth in Section 5.21 of the Loan Agreement;
(11)the material breach by Borrower or Guarantor of any representation, warranty, covenant or indemnification provision in the Environmental Indemnity;
(12)to the extent not covered by Section 2(b)(7) below, Borrower’s failure to obtain Agent’s prior written consent to any voluntary Indebtedness (other than Permitted Indebtedness) or voluntary Lien (other than Permitted Encumbrances and Immaterial Transfers) encumbering, in each case, the Property or the Collateral, if such Indebtedness or Lien was filed by, or affirmatively approved or acquiesced to by, a Credit Party;
(13)if (A) the Hotel Management Agreement (or the right to operate the Hotel Property thereunder) shall expire or be cancelled, surrendered or terminated by Borrower or any Affiliate of Borrower and is not replaced by a Replacement Hotel Management Agreement in accordance with the Loan Agreement, and/or (B) Borrower amends or modifies the Hotel Management Agreement or Replacement Hotel Management Agreement without the prior written consent of Agent (unless Agent’s consent is not required pursuant to the terms of the Loan Agreement);
(14)any Advance Deposits collected by or controlled by Borrower with respect to the Hotel which are intentionally misappropriated or misapplied by Borrower upon a foreclosure of the Property or action in lieu thereof, except to the extent that any such Advance Deposits were refunded to the maker of such Advance Deposit in accordance with the terms of the related Hotel Transaction;
(15)if Borrower and/or any Affiliate of Borrower holds any of the liquor licenses at the Hotel, a License Revocation Event occurs, or if, in connection with any Transfer of the Property to Lender (or Lender’s designee) in full or partial satisfaction of the Obligations, Borrower or any Affiliate of Borrower fails to take any lawful action reasonably necessary to effect the transfer of any liquor license or other Licenses with respect to the Property from the then-current holder thereof to the transferee of the Property or its designee;
(16)any withdrawal liability paid or payable in connection with any pension or union obligation under a Collective Bargaining Agreement or any other collective bargaining or labor agreement entered into by Borrower or Hotel Manager after the Closing Date; and/or
(17)any liability under the WARN Act or any other applicable similar state law that arises as a result of the termination of any of the employees at the hotel located on the Property (whether by Borrower, Hotel Manager or any other Person acting as the employer of such employees) without Agent’s prior written consent.

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(b)Guarantor hereby agrees to be liable (as a primary obligation of Guarantor) for the full repayment of all of the Obligations in the event that any of the following occur (the “Recourse Liabilities”):
(1)the substantive consolidation of the assets and liabilities of Borrower with any Affiliate of Borrower in a bankruptcy or similar proceeding;
(2)(A) the occurrence of any of the following Transfers in violation of the Loan Documents: (i) the transfer of fee title (or execution of a ground lease, other than the Operating Lease) of all or any portion of the Hotel Property and/or Garage Property or the transfer of all or any portion of Operating Lessee’s leasehold interest in the Hotel Property (provided, that the removal of obsolete or immaterial personal property shall not constitute a Recourse Obligation under this clause (2)(i)); or (ii) any Transfer which results in (x) Borrower no longer being Controlled by one or more Control Parties, (y) CMCT no longer remains as Guarantor, unless an Approved Guarantor has satisfied the Approved Guarantor Condition, or (z) CMCT or a Qualified Equity Holder no longer continues to be an indirect constituent owner of each Borrower with an aggregate indirect ownership interest in each Borrower of at least fifty percent (50.0%);
(3)a bankruptcy petition or assignment for the benefit of creditors is filed against Borrower or a receiver is appointed for the Mortgaged Property (i) by Guarantor or by any general partner, managing member or Affiliate of Guarantor or Borrower (each, a “Restricted Entity”), or (ii) by any Person acting at the direction or request of, or in collusion or by agreement with, Borrower, Guarantor or any Restricted Entity of any of them;
(4) any voluntary filing by Borrower of a bankruptcy petition with respect to itself, or the making by Borrower of a voluntary assignment for the benefit of creditors, or the voluntary appointment of a receiver for the Mortgaged Property in any action initiated, or consented to, by Borrower;
(5)Borrower or any other Restricted Entity files an answer consenting to, or otherwise acquiescing in, or joining in, any involuntary petition filed against Borrower or any other Restricted Entity by any other Person under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law;
(6)Borrower or any Restricted Party makes an assignment for the benefit of creditors, or admitting in any legal proceeding, its insolvency or inability to pay its debts as they become due (provided, that if Borrower or any such Restricted Party is required by applicable Legal Requirements to admit the same in a legal proceeding and such Restricted Party is in fact insolvent, then such admission, in and of itself, shall not be a Recourse Liability);
(7)Borrower fails to obtain Agent’s prior written consent to any voluntary Indebtedness for borrowed money (other than Permitted Indebtedness) or voluntary Lien securing borrowed money (other than Permitted Encumbrances and Immaterial Transfers) encumbering, in each case, the Property or the Collateral, if such Indebtedness or Lien was filed by, or affirmatively approved or acquiesced to by, a Credit Party; or
(8)the interference by any Credit Party with Agent’s and/or any Lender’s pursuit of its legal and/or equitable rights or remedies under the Loan

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Documents in a manner which a court of competent jurisdiction determines in a final judgment was in bad faith.
(c)If Borrower fails to purchase an Interest Rate Protection Agreement as and when required in accordance with Section 2.9.1 of the Loan Agreement, Guarantor hereby agrees to pay to Lender (as a primary obligation of Guarantor) (i) any amount due Lender under Section 2.9.3(d) of the Loan Agreement, and (ii) all amounts that would have been payable by the counterparty to such Interest Rate Protection Agreement pursuant to the terms thereof had such Interest Rate Protection Agreement been fully executed and delivered as required by Section 2.9.1 of the Loan Agreement; provided that the foregoing clause (ii) shall not apply from and after the date, if any, upon which an Interest Rate Protection Agreement is purchased and delivered by Borrower in accordance with Section 2.9.1 of the Loan Agreement. The liabilities under this Section 2(c) are referred to as the “IRPA Liabilities”.
(d)In addition, (x) if all or any portion of the “key money” received from Hotel Manager is required to be returned to Hotel Manager pursuant to the terms of the Hotel Management Agreement, and such amounts are not returned by Borrower from proceeds of equity contributions from Guarantor and/or an Affiliate thereof, or Lender and/or a purchaser at foreclosure or an assignment in lieu of foreclosure becomes liable to Hotel Manager for the return of such amounts following Lender’s exercise of remedies, and/or (y) if Hotel Manager fails to contribute or pay the amount of any “key money” required to be contributed to the Hotel Property or paid by Hotel Manager to Borrower in connection with, and when required under, any Hotel Management Agreement, Guarantor hereby agrees to pay to Lender (as a primary obligation of Guarantor) such amount (which amount, in the case of (y), shall be deposited by Lender into the Renovation/PIP Costs Rebalancing Reserve Sub-Account and disbursed in accordance with the Loan Agreement); provided, that, in the case of clause (y), Guarantor’s liability shall be reduced on a dollar for dollar basis by the amount so contributed or paid by Hotel Manager. The liabilities under this Section 2(d) are referred to as the “Payment Liabilities”, and together with the Recourse Liabilities, the Designated Recourse Liabilities and the IRPA Liabilities are collectively referred to herein as the “Guaranteed Obligations”).
For purposes of this Agreement, the term “Immaterial Transfers” shall mean any grant of easements, restrictions, covenants, reservations and rights-of-way in the ordinary course of business for access, water and sewer lines, telephone or other fiber optic or other data transmission lines, electric lines or other utilities or for other similar purposes, provided that no such transfer, conveyance or encumbrance (x) materially impairs the use, utility, maintenance and operation of the Property, or (y) could reasonably be expected to materially and adversely affect the Borrower, the Collateral, or the Property, including without limitation Borrower’s to perform its obligations under the Loan Documents
Section 3FINANCIAL COVENANTS AND REPORTING.
(a)Guarantor shall deliver the following to Agent: (1) within one hundred thirty (130) calendar days after the close of each fiscal year of Guarantor, audited financial statements for such period in form and content as the annual audited financial statements previously provided to Agent, certified by Guarantor to be true, correct and complete in all material respects, and (2) within sixty (60) days after the end of each calendar quarter, a certification by Guarantor of Guarantor’s compliance with, as of the end of such calendar quarter, Guarantor’s Financial Covenants.

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(b)At all times, Guarantor’s Net Worth shall be no less than Seventy-Five Million Dollars ($75,000,000.00) and Guarantor’s Liquid Assets shall be no less than Five Million Dollars ($5,000,000.00) (collectively, “Guarantor’s Financial Covenants”).
(c)“Guarantor’s Liquid Assets” means the sum of (i) the unrestricted Cash and Cash Equivalents held by the Guarantor, but specifically excluding any Cash and Cash Equivalents held by Borrower or at the Property; (ii) to the extent applicable, the undrawn, unpledged (other than pledges in connection with lines of credit or credit facilities in which case outstanding principal indebtedness under such lines of credit and credit facilities is deducted from the calculation of Guarantor’s Liquid Assets) and unrestricted (with respect to uses related to the Property and the Loan) capital commitments of members of the Guarantor as set forth in the Organizational Documents of Guarantor that are not in breach of their obligations to make capital contributions to Guarantor, and (iii) the undrawn and available amounts under a Qualifying Subscription Line of Credit, to the extent, in each case, in US assets and based on audited financials.
(d)“Guarantor’s Net Worth” means, in the aggregate, the sum of the net worth of Guarantor in US assets based on audited financials, in each case as calculated in accordance with GAAP (on an accrual basis), but specifically excluding any net worth (gross asset value and liabilities) attributed to Borrower or the Property.
(e)“Credit Line Eligible Institution” shall mean any depository institution or trust company that is not an Affiliate of Guarantor and whose long term unsecured debt obligations are rated at least “BBB” by Fitch and/or S&P.
(f)“Qualifying Subscription Line of Credit” shall mean an unrestricted line of credit facility with a Credit Line Eligible Institution. Notwithstanding the foregoing, such a subscription line of credit facility shall not be considered a Qualifying Subscription Line of Credit (a) at any time Guarantor shall be in default thereunder, (b) if Guarantor or the lender thereunder shall have provided written notice of its intention not to renew or to terminate such subscription line of credit facility prior to the scheduled expiration of its term, and the remainder of such term, as may be earlier terminated, is less than six (6) months, or (c) such subscription line of credit facility shall, by its terms, have less than six (6) months left until the scheduled expiration of its term.
Section 4REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants to Agent and each Lender that:
(a)No Breach. Guarantor has the full power and authority to own its assets and conduct its business. None of the execution and delivery of this Agreement, the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which Guarantor is a party or by which Guarantor is bound or to which Guarantor is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any lien upon any of the revenues or assets of Guarantor pursuant to the terms of any such agreement or instrument.
(b)Action. The execution, delivery and performance by Guarantor of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all requisite action of Guarantor and no other authorizations on the part of Guarantor are necessary to consummate such transactions. This Agreement has been duly and validly executed and delivered by Guarantor and constitutes Guarantor’s legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy,

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insolvency, reorganization, moratorium or other similar laws of general application affecting the enforcement of creditors’ rights.
(c)Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by Guarantor of this Agreement or for the validity or enforceability hereof.
(d)Financial Condition. The financial statements of Guarantor heretofore furnished to Agent are materially complete and correct and accurately presents the financial condition of Guarantor in all material respects as of the date of such financial statements. As of the date of such financial statements, Guarantor had no material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said financial statements. Since the respective date of such financial statements, there has been no Material Adverse Effect in Guarantor from that set forth in Guarantor’s financial statements as of said date. As of the date hereof, and after giving effect to this Agreement and the contingent obligation evidenced hereby, Guarantor (i) is and will be solvent, (ii) has and will have assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts, and (iii) has and will have property and assets sufficient to satisfy and repay its obligations and liabilities, including the Guaranteed Obligations.
(e)Litigation. There are no legal or arbitration proceedings or any proceedings by or before any Governmental Authority, now pending or (to the knowledge of Guarantor) threatened against Guarantor which, if adversely determined, could reasonably be expected to have a Material Adverse Effect on Guarantor.
(f)Taxes. Guarantor has filed all Federal income tax returns and all other material tax returns and information statements that are required to be filed by Guarantor and has paid all taxes due pursuant to such returns or pursuant to any assessment received by Guarantor. The charges, accruals and reserves on the books of Guarantor in respect of taxes and other governmental charges are, in the opinion of Guarantor, adequate. Guarantor has not given or been requested to give a waiver of the statute of limitations relating to the payment of any federal, state, local and foreign taxes or other impositions.
(g)Survival. All representations and warranties made by Guarantor herein shall survive the execution hereof.
Section 5GUARANTY OF PAYMENT. Agent shall have all rights, remedies and recourses afforded to Agent by reason of this Agreement or any other Loan Document or by law or equity or otherwise, and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Guarantor or others obligated for the Guaranteed Obligations, or any part thereof, or against any one or more of them, or against any security or otherwise, at the sole and absolute discretion of Agent, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Guarantor that the exercise of, discontinuance of the exercise of or failure to exercise any of such rights, remedies, or recourses shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (d) are intended to be, and shall be, nonexclusive. This Agreement is a guaranty of payment and not merely a guaranty of collection and to the extent any of the Guaranteed Obligations are due and payable, Agent may, at its option, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount of the Guaranteed Obligations then due and payable hereunder or any portion thereof, without proceeding against Borrower or any other person, or foreclosing upon, selling, or otherwise disposing of or collecting or applying against any of the Property. The obligations of Guarantor under this Agreement shall be primary, irrevocable,

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direct and immediate and not conditional or contingent upon pursuit by Lenders or Agent of any remedies it may have against Borrower under the Loan Agreement or the other Loan Documents or any remedies it might have against any other Person. Guarantor agrees not to assert or take advantage of any subrogation rights of Guarantor or any right of Guarantor to proceed against Borrower for reimbursement in respect of any claim in any proceeding under the Bankruptcy Code. It is expressly understood that the waivers and agreements of Guarantor constitute additional and cumulative benefits given to Lenders for their security and as an inducement for its extension of credit to Borrower. Agent may at any time and from time to time take any and/or all actions and enforce all rights and remedies available to it hereunder or under applicable law to collect from Guarantor any amounts then due and payable hereunder by Guarantor and/or to cause Guarantor to fulfill its obligations hereunder. To the extent permitted by applicable law, Guarantor’s liability under this Agreement is absolute and unconditional irrespective of:
(a)the death, insolvency, bankruptcy, disability, dissolution, liquidation, termination, receivership, reorganization, merger, consolidation, change of form, structure or ownership, sale of all assets, or lack of corporate, partnership or other power of Borrower or any other guarantor of the obligations and liabilities of Borrower to Agent and/or Lenders, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with the Note or any other Loan Document;
(b)the making of advances by Agent or any Lender to protect its interest in the Property and/or the Note and Mortgage, preserve the value of the Property and/or the Note and Mortgage or for the purpose of performing any term or covenant contained in any of the Loan Documents; or
(c)any other condition, event, omission, action or inaction that would in the absence of this paragraph result in the release or discharge of Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Agreement or any other agreement.
Section 6CONTINUING GUARANTY. This is a continuing guaranty and the obligations of Guarantor hereunder are and shall be absolute under any and all circumstances, without regard to the validity, regularity or enforceability of the Note, the Loan Agreement, the Mortgage or any other Loan Document, a true copy of each of said documents Guarantor hereby acknowledges having received and reviewed. This Agreement may not be revoked by Guarantor and shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by Guarantor.
Section 7GUARANTEED OBLIGATIONS NOT REDUCED BY OFFSET. The Guaranteed Obligations and the liabilities and obligations of Guarantor to Agent and Lenders hereunder shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower or any other Person (including, without limitation, Guarantor) against Agent or Lenders or against payment of the Guaranteed Obligations (other than actual payment or performance of the Guaranteed Obligations), whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise. Lenders’ and Agent’s rights under this Agreement shall be in addition to all rights of Lenders and Agent under the Loan Agreement, the Note, the Mortgage and the other Loan Documents. FURTHER, PAYMENTS MADE BY GUARANTOR UNDER THIS AGREEMENT SHALL NOT REDUCE IN ANY RESPECT BORROWER’S OBLIGATIONS AND LIABILITIES UNDER THE LOAN AGREEMENT, THE NOTE, THE MORTGAGE AND THE OTHER LOAN DOCUMENTS EXCEPT WITH RESPECT TO, AND TO THE EXTENT OF, BORROWER’S OBLIGATION AND LIABILITY FOR THE PAYMENT MADE BY GUARANTOR.

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Section 8WAIVER OF SUBROGATION. Unless and until the Loan and any other indebtedness of Borrower to Lenders has been paid in full, Guarantor hereby waives any claim, right or remedy, direct or indirect, that Guarantor now has or may hereafter have against Borrower or any other Credit Party, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including any right of subrogation, reimbursement or indemnification that Guarantor now has or may hereafter have against Borrower or any other Credit Party. Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Guarantor may have against Borrower or any other Credit Party or against any collateral or security shall be junior and subordinate to any rights any Lender may have against Borrower, to all right, title and interest any Lender may have in any such collateral or security, and to any right any Lender may have against such other Credit Party. If any amount shall be paid to Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all of the Guaranteed Obligations shall not have been paid and performed in full, such amount shall be held in trust for Agent on behalf of Lenders and shall forthwith be paid over to Agent for the benefit of Lenders to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof.
Section 9EXPENSES. Guarantor agrees that, within ten (10) Business Days after notice or demand, Guarantor will reimburse Agent, to the extent that such reimbursement is not made by Borrower, for all actual, out-of-pocket expenses, including, without limitation, reasonable out-of-pocket counsel fees and disbursements, incurred by Agent in connection with the collection of the Guaranteed Obligations or any portion thereof from Guarantor.
Section 10WAIVERS. Guarantor hereby expressly makes each of the consents, waivers, acknowledgements and agreements set forth in Exhibit A (Guarantor’s Third Party Waivers) attached hereto and made a part hereof.
Section 11REINSTATEMENT. This Agreement shall continue to be effective, or be reinstated automatically, as the case may be, if at any time payment, in whole or in part, of any of the obligations guaranteed hereby is rescinded or otherwise must be restored or returned by Agent or any Lender (whether as a preference, fraudulent conveyance or otherwise) upon or in connection with the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower, Guarantor or any other Person, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower, Guarantor or any other Person or for a substantial part of Borrower’s, Guarantor’s or any of such other Person’s property, as the case may be, or otherwise, all as though such payment had been due but had not been made. Guarantor further agrees that in the event any such payment is rescinded or must be restored or returned, all out-of-pocket costs and reasonable expenses (including, without limitation, reasonable legal fees and expenses) incurred by or on behalf of Agent or any Lender in defending or enforcing such continuance or reinstatement, as the case may be, shall constitute costs of enforcement, the payment of which is guaranteed by Guarantor pursuant to this Agreement.
Section 12OTHER LIABILITY OF GUARANTOR OR BORROWER. If Guarantor is or becomes liable, by endorsement or otherwise, for any Indebtedness owing by Borrower to Agent and/or to any Lender other than under this Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of Agent and/or of any Lender hereunder shall be cumulative of any and all other rights that Agent and/or any Lender may have against Guarantor. This Agreement is independent of (and shall not be limited by) any other guaranty now existing or hereafter given and Guarantor’s liability under this Agreement is in

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addition to any and all other liability Guarantor may have under any other Loan Document or in any other capacity; provided that, if any of the Recourse Liabilities occurs and Guarantor pays the Obligations in full, this Agreement, the Completion Guaranty and the Deferred Equity Guaranty shall terminate.

Section 13MISCELLANEOUS.
(a)MARSHALING. GUARANTOR WAIVES ANY RIGHT OR CLAIM OF RIGHT TO CAUSE A MARSHALING OF BORROWER’S ASSETS OR TO CAUSE AGENT TO PROCEED AGAINST ANY OF THE SECURITY FOR THE LOAN BEFORE PROCEEDING UNDER THIS AGREEMENT AGAINST BORROWER OR TO PROCEED AGAINST GUARANTOR IN ANY PARTICULAR ORDER. GUARANTOR AGREES THAT ANY PAYMENTS REQUIRED TO BE MADE HEREUNDER SHALL BECOME DUE AND PAYABLE TEN (10) BUSINESS DAYS AFTER DEMAND.
(b)Further Assurances. Guarantor shall promptly execute and acknowledge (or cause to be executed and acknowledged) and deliver to Agent all documents, instruments, and agreements, and take all actions, reasonably required by Agent from time to time to confirm the rights created or now or hereafter intended to be created under this Agreement, to protect and further the validity, priority and enforceability of this Agreement or otherwise carry out the intent and purposes of this Agreement.
(c)Notices. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be delivered to the parties hereto in the manner provided in Section 10.12 of the Loan Agreement, and if to Guarantor, at the address set forth in the introductory paragraph of this Agreement, with a copy to: Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019-6064, Attention: Harris B. Freidus, Esq., or to such other address with respect to any party, as such party shall notify the other parties in writing. All such notices, certificates, demands, requests, approvals, waivers and other communications given pursuant to this Section 13(c) shall be effective when received (or delivery is refused) at the address specified in Section 10.12 of the Loan Agreement or as aforesaid.
(d)Entire Agreement. This Agreement constitutes the entire and final agreement among Guarantor, Agent and Lenders with respect to the subject matter hereof and may only be Modified by an instrument in writing signed by Guarantor and Agent.
(e)No Waiver. No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given. No delay on Agent’s part in exercising any right, power or privilege under this Agreement or any other Loan Document shall operate as a waiver of any privilege, power or right hereunder.
(f)Successors and Assigns. This Agreement shall be binding upon Guarantor and its respective successors and assigns and shall inure to the benefit of Agent, Lenders and their permitted successors and assigns.
(g)Captions. All paragraph, section, exhibit and schedule headings and captions herein are used for reference only and in no way limit or describe the scope or intent of, or in any way affect, this Agreement.

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(h)Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one binding Agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.
(i)Severability. The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Agreement.
(j)GOVERNING LAW.
(1)THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY GUARANTOR AND ACCEPTED BY AGENT AND EACH LENDER IN THE STATE OF NEW YORK, WHICH STATE GUARANTOR, AND BY ACCEPTANCE OF THIS AGREEMENT, AGENT AND EACH LENDER, AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, GUARANTOR AND, BY ACCEPTANCE OF THIS AGREEMENT, AGENT AND EACH LENDER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT, AND THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
(2)ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST AGENT, ANY LENDER OR GUARANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE BROUGHT IN ANY FEDERAL OR STATE COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND EACH OF GUARANTOR, AND BY ITS ACCEPTANCE HEREOF, AGENT AND EACH LENDER IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH OF GUARANTOR, AND BY ITS ACCEPTANCE HEREOF, AGENT AND EACH LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. GUARANTOR DOES HEREBY DESIGNATE AND APPOINT:
CIM GROUP
540 MADISON AVENUE, 8TH FLOOR
NEW YORK, NEW YORK 10022

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    AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON GUARANTOR’S BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND GUARANTOR AGREES THAT SERVICE OF PROCESS UPON SAID AUTHORIZED AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO GUARANTOR IN THE MANNER PROVIDED HEREIN SHALL CONCLUSIVELY BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON GUARANTOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. GUARANTOR (I) SHALL GIVE PROMPT NOTICE TO AGENT OF ANY CHANGE IN THE ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AUTHORIZED AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST GUARANTOR IN ANY OTHER JURISDICTION.
(k)JURY TRIAL WAIVER. GUARANTOR, AND BY ACCEPTANCE OF THIS AGREEMENT, AGENT AND EACH LENDER, WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF TRANSACTIONS CONTEMPLATED HEREBY OR THE GUARANTOR / GUARANTEE RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. GUARANTOR, AND BY ACCEPTANCE OF THIS AGREEMENT, AGENT AND EACH LENDER, ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO OR ACCEPTING THIS AGREEMENT, AS APPLICABLE, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. GUARANTOR, AND BY ACCEPTANCE OF THIS AGREEMENT, AGENT AND EACH LENDER, FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 13(K) AND EXECUTED BY EACH OF GUARANTOR, AGENT AND EACH LENDER), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS,

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SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
(l)Attorneys’ Fees and Costs of Collection. Guarantor shall pay within ten (10) Business Days after demand by Agent all reasonable attorneys’ fees and all other out-of-pocket costs and expenses incurred by Agent in the enforcement of or preservation of Agent’s (on behalf of Lenders) rights under this Agreement including, without limitation, all reasonable attorneys’ fees and expenses, investigation costs, and all court costs, whether or not suit is filed hereon, or whether at maturity or by acceleration, or whether before or after maturity, or whether in connection with bankruptcy, insolvency or appeal. Guarantor agrees to pay interest on any expenses or other sums due to Agent under this Section 13(l) that are not paid within ten (10) Business Days after written demand by Agent at the Default Rate commencing at the end of such ten (10) Business Day period until paid to Agent. Guarantor’s obligations and liabilities under this Section 13(l) shall survive any payment or discharge in full of the Guaranteed Obligations.
(m)Counterclaims and Other Actions. Guarantor hereby expressly and unconditionally waives, in connection with any suit, action or proceeding brought by Agent in connection with this Agreement, any and every right it may have to (i) interpose any counterclaim therein (other than a compulsory counterclaim) and (ii) have any such suit, action or proceeding consolidated with any other or separate suit, action or proceeding against Agent, but Guarantor may bring a separate suit, action or proceeding against Agent.
(n)Disclosure of Information. Lenders may sell or offer to sell the Loan or interests in the Loan to one or more assignees or participants and may, subject to the requirements set forth in the Loan Agreement, disclose to any such assignee or participant or prospective assignee or participant, to any Lender’s affiliates, to any regulatory body having jurisdiction over any Lender and to any other parties as necessary or appropriate in any Lender’s reasonable judgment, any information any Lender now has or hereafter obtains pertaining to the Guaranteed Obligations, this Agreement, or Guarantor, including, without limitation, information regarding any security for the Guaranteed Obligations or for this Agreement, credit or other information on Guarantor, Borrower, and/or any other party liable, directly or indirectly, for any part of the Guaranteed Obligations.
(o)Right of Set-Off. In addition to any rights and remedies of the Lenders provided by law, if an Event of Default exists, with the prior written consent of Agent (in its sole and absolute discretion), each Lender is authorized at any time and from time to time, without prior notice to Guarantor, any such notice being waived by Guarantor to the fullest extent permitted by law, to set off and apply in favor of the Lenders any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing to, such Lender to or for the credit or the account of Guarantor against any and all Guaranteed Obligations owing to the Lenders, now or hereafter existing, irrespective of whether or not Agent or such Lender shall have made demand under this Agreement or any Loan Document and although Guaranteed Obligations may be contingent or unmatured. Without limiting the foregoing, and notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, no Lender, any assignee of a Lender, Participant or Affiliate thereof shall proceed directly, by right of set-off, banker’s lien, counterclaim or otherwise, against any assets of Guarantor or any Credit Party (including any general or special, time or demand, provisional or other deposits or other indebtedness owing by such Persons to or for the credit or the account of Guarantor or any Credit Party) for the purpose of applying such assets against the Guaranteed Obligations, without the prior written consent of Agent (in its sole and absolute discretion). Any attempt by a Lender to exercise any such rights, whether purportedly under any authority granted pursuant to the Loan Documents or on account of any other legal or

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equitable right or theory, without first obtaining the prior written consent of Agent (in its sole and absolute discretion) shall be void, of no force or effect, and shall not have any effect on (and under no circumstances shall be applied in respect of) any outstanding Guaranteed Obligations hereunder. Agent agrees promptly to (i) notify Guarantor after any such authorized set-off and application made by a Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application and (ii) any Lender exercising such set-off rights in accordance with the terms of this Agreement, shall pay such amounts that are set-off to the Agent for the ratable benefit of the Lenders.
(p)Joint and Several Obligation. If Guarantor consists of more than one person or entity, each shall be jointly and severally liable to perform the obligations of Guarantor hereunder. Any one of Borrower or one or more parties constituting Guarantor or any other party liable upon or in respect of this Agreement or the Loan may be released without affecting the liability of any party not so released.
(q)Fully Recourse. All of the terms and provisions of this Agreement are recourse obligations of Guarantor and not restricted by any limitation on personal liability; provided, however, that (a) if Guarantor is a limited partnership, in no event shall any general partner, limited partner, officer, director, employee, agent or direct or indirect owner of Guarantor have any personal liability for the obligations of Guarantor hereunder, or (b) if Guarantor is a limited liability company in no event shall any member, manager, officer, director, employee, agent or direct or indirect owner of Guarantor have any personal liability for the obligations of Guarantor hereunder, or (c) if Guarantor is a corporation, in no event shall any officer, director, employee, agent, direct or indirect owner, shareholder or authorized signatory of Guarantor have any personal liability for the obligations and liabilities of Guarantor hereunder.
(r)Independent Obligations. The obligations of Guarantor under this Agreement are independent of Borrower’s obligations under the Loan Agreement, the Note and the other Loan Documents, and a separate action or actions may be brought and prosecuted against Guarantor to enforce this Agreement, irrespective of whether an action is brought against Borrower or whether Borrower is joined in any such action or more successive and/or concurrent actions may be brought hereon against Guarantor either in the same action, if any, brought against Borrower or in separate actions, as often as Agent or Lenders, in their sole discretion, may deem advisable. To the extent it may lawfully do so, Guarantor, on behalf of itself and on behalf of each Person claiming by, through or under Guarantor, hereby irrevocably and unconditionally waives any right to object to Agent or Lenders bringing simultaneous actions to recover the Guaranteed Obligations against Borrower under the Loan Agreement, the Note or any other Loan Document, at law or in equity.
Section 14 SURVIVAL. This Agreement shall survive the exercise of remedies and shall remain in full force and effect following an Event of Default under the Loan Agreement or the other Loan Documents. Notwithstanding anything to the contrary in this Guaranty or in any other Loan Document, Guarantor shall not have any liability for any of the Guaranteed Obligations that do not constitute Payment Liabilities and that arise solely from any acts, events or circumstances which first occurred on or after the date which is the earlier of:

(a)    the date on which all Obligations and other sums due under the Loan Agreement and the other Loan Documents have been paid in full (other than those Obligations that survive repayment of the Loan and in all events subject to the reinstatement provisions hereunder) and any Guaranteed Obligations which are due and payable at the time of such payment in full of the Debt have been paid in full; and

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(b)    the date that Agent (or its designee) acquires title to, possession and control of the Property (whether at a foreclosure sale or the acceptance in writing of a deed-in-lieu of foreclosure (it being agreed and acknowledged that Agent has no obligation to accept any such deed-in-lieu of foreclosure) or other similar enforcement action under the Mortgage)(a “Mortgage Foreclosure Event”), provided, (i) that such liability did not result from any action or omission of Borrower, Guarantor, or their respective Affiliates, and (ii) such Mortgage Foreclosure Event is not rescinded or unwound.
    Guarantor shall, in all instances and at its sole cost and expense, bear the burden of proof that any liability under this Agreement arose solely as a result of actions or omissions that first occurred subsequent to the dates set forth in Section 14(a) and 14(b) hereof. Notwithstanding anything in this Guaranty to the contrary, Guarantor shall not be liable for any action or omission of a receiver appointed by Agent at the Property; provided, that such liability did not result from any action or omission of Borrower, Guarantor, or their respective Affiliates.
Section 15GUARANTOR CURE RIGHT. Notwithstanding any provision of the Loan Documents to the contrary, if any Default or Event of Default results from the failure of Guarantor to satisfy the Guarantor’s Financial Covenants, the same shall be deemed to not constitute a Default or Event of Default hereunder or under the other Loan Documents if, within forty-five (45) days after obtaining knowledge of such Default or Event of Default, an Approved Guarantor, together with Guarantor, as applicable, satisfies the Guarantor’s Financial Covenants on a standalone or combined basis, as applicable (so long as neither the Guarantor (if it is remaining a Guarantor) nor the Approved Guarantor is the subject of any bankruptcy or other insolvency proceeding) and satisfies the Approved Guarantor Conditions. Upon satisfaction of the Approved Guarantor Conditions by an Approved Guarantor on a standalone basis, and provided there are no outstanding claims for unpaid fees and expenses under Section 9 hereof, this Guaranty shall automatically terminate, without the need for any further action.
Section 16ENVIRONMENTAL PROVISIONS. To the extent California law applies, nothing herein shall be deemed to limit the right of Agent or Lender to recover in accordance with California Code of Civil Procedure Section 736 (as such Section may be amended from time to time), any costs, expenses, liabilities or damages, including reasonable attorneys’ fees and costs, incurred by Agent or any Lender and arising from any covenant, obligation, liability, representation or warranty contained in any indemnity agreement given to Agent or Lender, or any order, consent decree or settlement relating to the cleanup of Hazardous Materials (as defined in the Environmental Indemnity) or any other “environmental provision” (as defined in such Section 736) relating to the Property or any portion thereof or the right of Agent or Lender to waive, in accordance with the California Code of Civil Procedure Section 726.5 (as such Section may be amended from time to time), the security of the Mortgage as to any parcel of the Property that is “environmentally impaired” or is an “affected parcel” (as such terms are defined in such Section 726.5), and as to any personal property attached to such parcel, and thereafter to exercise against Borrower, to the extent permitted by such Section 726.5, the rights and remedies of any unsecured creditor, including reduction of Agent’s or Lender’s claim against Borrower to judgment, and any other rights and remedies permitted by law.

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Section 17ADDITIONAL GUARANTOR WAIVERS. To the extent California law applies, Guarantor hereby waives all rights and defenses arising out of an election of remedies by Agent and/or Lender even though that election of remedies, such as a nonjudicial foreclosure with respect to security for guaranteed obligations, has destroyed Guarantor’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise. Specifically, and without in any way limiting the foregoing, Guarantor hereby waives any rights of subrogation, indemnification, contribution or reimbursement arising under Sections 2846, 2847, 2848 and 2849 of the California Civil Code or any right of recourse to or with respect to Borrower or the assets or property of Borrower or to any collateral for the Loan. In connection with the foregoing, Guarantor expressly waives any and all rights of subrogation against Borrower, and Guarantor hereby waives any rights to enforce any remedy which Agent or any Lender may have against Borrower and any right to participate in any collateral for the Loan. Guarantor recognizes that, pursuant to Section 580d of the California Code of Civil Procedure, Lender’s realization through nonjudicial foreclosure upon any real property constituting security for Borrower’s obligations under the Loan Documents could terminate any right of Lender to recover a deficiency judgment against Borrower, thereby terminating subrogation rights which Guarantor otherwise might have against Borrower. In the absence of an adequate waiver, such a termination of subrogation rights could create a defense to enforcement of this Guaranty against such parties. Guarantor hereby unconditionally and irrevocably waives any such defense. In addition to and without in any way limiting the foregoing, Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Guarantor to all the indebtedness of Borrower to Lender and agrees with Agent and Lender that until such time as Agent and Lender may have no further claim against Borrower, Guarantor shall not demand or accept any payment of principal or interest from Borrower, claim any offset or other reduction of Guarantor’s obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral for the Loan. Further, Guarantor shall not have any right of recourse against Agent or any Lender by reason of any action Agent or any Lender may take or omit to take under the provisions of this Guaranty or under the provisions of any of the Loan Documents. If any amount shall nevertheless be paid to Guarantor by Borrower or another guarantor prior to payment in full of the Guaranteed Obligations, such amount shall be held in trust for the benefit of Lender and shall forthwith be paid to Agent to be credited and applied to the Guaranteed Obligations, whether matured or unmatured. The provisions of this paragraph shall survive any satisfaction and discharge of Borrower by virtue of any payment, court order or any applicable law, except payment in full of the Guaranteed Obligations. Without limiting the foregoing, Guarantor waives (i) all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to Guarantor by reason of California Civil Code Sections 2787 to 2855, inclusive; (ii) any rights or defenses Guarantor may have with respect to its obligations as a guarantor by reason of any election of remedies by Agent and/or Lender; and (iii) all rights and defenses that Guarantor may have because Borrower’s debt is secured by real property. This means, among other things, that Agent and Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower, and that if Agent and/or Lender forecloses on any real property collateral pledged by Borrower (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Agent and Lender may collect from Guarantor even if Agent and/or Lender, by foreclosing on the real property collateral, has destroyed any rights Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower’s debt evidenced by the Note is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure.
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IN WITNESS WHEREOF, Guarantor has executed this Agreement as of the date first set forth above.
GUARANTOR:
CREATIVE MEDIA & COMMUNITY TRUST CORPORATION,
a Maryland corporation
By:    /s/ David Thompson
Name: David Thompson
Title: Chief Executive Officer

[Signature Page to Recourse Guaranty]

EXHIBIT A
GUARANTOR’S THIRD PARTY WAIVERS
In accordance with Section 10 of this Agreement:
(a)    Guarantor waives any right to require Agent or any Lender, prior to or as a condition to the enforcement of this Agreement, to: (i) proceed against Borrower or any other Person with respect to the Guaranteed Obligations; (ii) proceed against or exhaust any security for the Guaranteed Obligations or to marshal assets in connection with foreclosing collateral security; (iii) enforce Agent’s or Lenders’ rights against any other guarantors of the Guaranteed Obligations, (iv) join Borrower or any others liable on the Guaranteed Obligations in any action seeking to enforce this Agreement, (v) give notice of the terms, time, and place of any public or private sale of any security for the Guaranteed Obligations; or (vi) pursue any other remedy in Agent’s or such Lender’s power whatsoever.
(b)    Guarantor waives any defense arising by reason of: (i) any incapacity, disability, lack of authority or other defense of Borrower or any other Person with respect to the Guaranteed Obligations; (ii) the unenforceability or invalidity of the Guaranteed Obligations, any of the Loan Documents or any security or any other guarantee for the Guaranteed Obligations for any reason whatsoever, or the lack of perfection or failure of priority of any security for the Guaranteed Obligations; (iii) the cessation from any cause whatsoever of the liability of Borrower or any other Person with respect to the Guaranteed Obligations (other than by reason of the full payment and discharge of the Guaranteed Obligations); (iv) any full or partial release of the liability of Borrower for the Guaranteed Obligations or any part thereof, or of any Credit Party, or of any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations, or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support from any other Person, and Guarantor has not been induced to enter into this Agreement on the basis of a contemplation, belief, understanding or agreement that other Persons (including Borrower) will be liable to pay or perform the Guaranteed Obligations or that Agent or Lenders will look to other Persons (including Borrower) to pay or perform the Guaranteed Obligations; (v) the taking or accepting of any other security, collateral or guaranty, or other assurance of the payment or performance of all or any of the Guaranteed Obligations; (vi) any release, surrender, exchange, subordination, deterioration, waste, loss or impairment by Agent or any Lender (including any negligent impairment but excluding any gross negligent or willful impairment) of any Collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations; (vii) the failure of Agent, any Lender or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of any Collateral, property or security but not limited to, any failure or refusal of Agent or Lender (a) to take or prosecute any action for the collection of any of the Guaranteed Obligations, or (b) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (c) to take or prosecute any action in connection
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with any instrument or agreement evidencing or securing all or any part of the Guaranteed Obligations (but excluding any gross negligence or willful misconduct on the part of Agent or any Lender); (viii) the fact that any Collateral, security, security interest or Lien contemplated or intended to be given, created or granted as security for the repayment of the Loan evidenced by the Note or the Guaranteed Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or Lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the Collateral for the Guaranteed Obligations or any security interest in such Collateral; (ix) any payment by Borrower to Agent or any Lender is held to constitute a preference under the Bankruptcy Code or any another federal, state or local laws concerning bankruptcy, insolvency, reorganization or relief of debtors, or for any reason Agent or any Lender is required to refund such payment or pay such amounts to Borrower or any other Person legally entitled thereto; (x) any statute of limitations in any action hereunder or for the collection of the Loan or for the payment or performance of any of the Guaranteed Obligations; (xi) the dissolution or termination of existence of any Credit Party, or any other Person; (xii) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower or any Credit Party or the voluntary or involuntary receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, assignment, composition, or readjustment of, or any similar proceeding affecting Borrower or any Credit Party (xiii) the voluntary or involuntary receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, assignment, composition, or readjustment of, or any similar proceeding affecting, Borrower or any Credit Party, or Borrower’s or Credit Parties’ properties or assets whether or not each Credit Party shall have had notice of or knowledge of any of the foregoing; (xiv) the damage, destruction, condemnation, foreclosure or surrender of all or any part of the real property Collateral; (xv) the failure of Agent or any Lender to give notice of the existence, creation or incurring of any new or additional Indebtedness or obligation or of any action or nonaction on the part of any other Person whomsoever in connection with any Guaranteed Obligation; (xvi) any failure of any duty on the part of Agent or any Lender to disclose to Guarantor any facts it may now or hereafter know regarding Borrower or the real property Collateral or any of the improvements located thereon, including, without limitation, the financial condition of Borrower and all other circumstances affecting Borrower’s ability to perform any of the Guaranteed Obligations whether such facts materially increase the risk to Guarantor or not (it being agreed that Guarantor assumes responsibility for being informed with respect to such information); (xvii) any lack of diligence by Agent or any Lender in collection, protection or realization upon any Collateral securing the payment or performance of the Guaranteed Obligations; (xviii) the compromise, settlement, release or termination of any or all of the Guaranteed Obligations; any transfer by Borrower of all or any part of the Collateral encumbered by the Loan Documents; (xix) any consent to the transfer of, or the transfer by Borrower of, all or any part of the Collateral encumbered by the Loan Documents; (xx) any defense based upon the application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Agent or any Lender or intended or understood by Agent, any Lender or Guarantor; (xxi) any defense based upon an election of remedies by Agent or any Lender, including any election to proceed by judicial or nonjudicial foreclosure of any security, whether real property or personal property security, or by deed in lieu thereof, and whether or not every aspect of any
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foreclosure sale is commercially reasonable, or any election of remedies, including remedies relating to real property or personal property security, which destroys or otherwise impairs the subrogation rights of Guarantor or the rights of Guarantor to proceed against Borrower for reimbursement, or both; (xxii) any subordination, compromise, release (by operation of law or otherwise), discharge, compound, collection, or liquidation of any or all of the Collateral described in any of the Loan Documents or otherwise in any manner, or any substitution with respect thereto; (xxiii) any defense based upon (a) any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other aspects more burdensome than that of a principal; any defense based upon (b) Agent or any Lender’s election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code or any successor statute or (c) any borrowing or any grant of a security interest under Section 364 of the Bankruptcy Code; (xxiv) any right of subrogation, reimbursement, exoneration, contribution or indemnity, or any right to enforce any remedy which Lender now has or may hereafter have against Borrower or any benefit of, or any right to participate in, any security now or hereafter held by Lender; (xxv) any express or implied amendment, Modification, renewal, addition, supplement, extension (including extensions beyond the original term) or acceleration of or to any of the Loan Documents or any failure of Agent or Lender to notify Guarantor of any such action; (xxvi) any assignment or other transfer of this Agreement in whole or in part or of any of the Loan Documents; (xxvii) any acceptance of partial performance of the Guaranteed Obligations; (xxviii) any bid or purchase at any sale of the Collateral any other Collateral described in the Loan Documents or otherwise; (xxix) to the fullest extent permitted by law, any other legal, equitable or surety defenses whatsoever to which Guarantor might otherwise be entitled, it being the intention that the Guaranteed Obligations hereunder are absolute, unconditional and irrevocable; and (xxx) any and all other suretyship or guarantor defenses that may be available to Guarantor.
(c)    Guarantor waives: (i) all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and all other notices of any kind or nature whatsoever with respect to the Guaranteed Obligations, and notices of acceptance of this Agreement and of the existence, creation, or incurring of new or additional Guaranteed Obligations; (ii) any rights to set-offs, recoupments, claims or counterclaims; and (iii) any right to revoke or terminate this Agreement.

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